UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: October 20, 2010

LIBERTY SILVER CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-50009	32-0196442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Sierra Rose Drive, Suite #112, Reno, Nevada 89511
(Address of Principal Executive Office)

Registrant’s telephone number, including area code 323-449-2180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 20, 2010, the Board of Directors of Liberty Silver Corp., (the “Registrant”) approved the adoption of amended bylaws to become effective immediately as of the date of adoption.  The board of directors approved the adoption of amended bylaws pursuant to, and in accordance with, the provisions of Section 78.120 of the Nevada Revised Statutes and Article Ten, Section 2, of the previously adopted bylaws of the Registrant.  The amended bylaws were adopted to: i) provide that the Chief Executive Officer of the Corporation shall preside as chairman at every meeting of the Board of Directors; and ii) provide the Board of Directors of the Registrant with the authority to change the size of the Board of Directors.

Exhibits

(d)  The following exhibit is filed herewith:

3.3  Amended Bylaws of Liberty Silver Corp., adopted and effective as of October  20, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY SILVER CORP.

By:  /s/ John Pulos

Chief Financial Officer

Date: October 20, 2010

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